NONQUALIFED OPTION TO PURCHASE COMMON STOCK OF
                              VERIDIUM CORPORATION

HOLDER:                             GARY SCHAEDEL
OPTION NO.:                         V042
NUMBER OF SHARES:                   250,000
EXERCISE PRICE:                     $0.10
GRANT DATE:                         APRIL 5, 2005



THIS OPTION HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR ANY OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.3,000,213Three Million and Two Hundred and ThirteenJanuary 1, 200110December 31, 2010.08EightCGT Management Corp.7 N. Equestrian Ct. Hauppauge, NY180

This certifies that, for value received, the above-named option holder, or registered assigns ("Holder") is entitled, subject to the terms set forth below, to purchase from VERIDIUM CORPORATION ("Company"), a Delaware corporation, the number of Shares of Common Stock of the Company as set forth above, as constituted on the date hereof (the "Option Grant Date"), upon surrender hereof, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth above. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The term "Option" as used herein shall include this Option and any options delivered in substitution or exchange therefor as provided herein.

Term of Option. Subject to the terms and conditions set forth herein, this Option shall be exercisable, in whole or in part, during a term of ten (10) years commencing on the Grant Date set forth above.

Exercise of Option.

     (a) Manner of Exercise. The purchase rights represented by this Option are exercisable by the Holder in whole or in part, at any time, or from time to time, during the term hereof as described above, by the surrender of this Option and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment (i) in cash or by check acceptable to the Company, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder, or (iii) by a combination of (i) and (ii), of the purchase price of the shares to be purchased.

     (b) Time of Exercise. This Option shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Option is exercised in part, the Company at its expense will execute and deliver a new Option of like tenor exercisable for the number of shares for which this Option may then be exercised.

     (c) Net Issue Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Option for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Option (or the portion thereof being cancelled) by surrender of this Option at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                  X =      Y(A-B)/A

                  X = the number of shares of Common Stock to be issued to the Holder

                  Y = the number of shares of Common Stock purchasable under the Option or, if only a portion of the Option is being exercised, the portion of the Option being canceled (at the date of such calculation)

                  A = the fair market value of one share of the Company's Common Stock (at the date of such calculation)

                  B = Exercise Price (as adjusted to the date of such calculation)

     (d) For purposes of the above calculation, fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that where there exists a public market for the Company's Common Stock at the time of such exercise, the fair market value per share shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-the-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the NASDAQ National Market System or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Eastern Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of fair market value.

No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Option. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

Replacement of Option. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Option and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Option, the Company at its expense shall execute and deliver, in lieu of this Option, a new Option of like tenor and amount.

Rights of Stockholders. Subject to the terms of this Option, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Option shall have been exercised as provided herein.

Reservation of Stock. The Company covenants that during the term this Option is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Option and, from time to time, will take all steps necessary to amend its Certificate of Incorporation (the "Certificate") to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Option. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Option, upon exercise of the rights represented by this Option and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Option shall constitute full authority to its officers and agents, including transfer agents, who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Option.

Notices of Certain Events.

     (a)  In Case

          (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Option) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

          (ii) of   any   capital    reorganization   of   the   Company,    any
               reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or of any voluntary dissolution, liquidation or

          (iii) winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Option) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 15 days prior to the date therein specified.

     (b) All such notices, advices and communications shall be deemed to have been received (i) when delivered personally, (ii) three business days after being mailed by first class mail, postage prepaid, or (iii) one business day after being sent by a reputable overnight delivery service, postage or delivery charges prepaid. Notices, advices and communications may also be given by facsimile and shall be effective on the date transmitted if confirmed within 24 hours thereafter by a signed original sent in the manner provided in the preceding sentence.

Amendments and Waivers. This Option and any term of this Option may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such amendment, change, waiver, discharge or termination is sought.No waivers of, or exceptions to, any term, condition or provision of this Option, in any one or more instances, shall be deemed to be, or construed as, further or continuing waiver of any such term, condition or provision.

Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

     (a) Merger, Sale of Assets, etc. If at any time while this Option, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Option, during the period specified herein and upon payment of the Exercise Price then in effect, receives the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Option would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Option had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section. The foregoing provisions of this Section shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Option. If the per-share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Option with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Option shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after the event upon exercise of this Option.

     (b) Reclassification, etc. If the Company, at any time while this Option, or any portion thereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Option exist into the same or a different number of securities of any other class or classes, this Option shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Option immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section.

     (c) Split, Subdivision or Combination of Shares. If the Company at any time while this Option, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Option exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

     (d) Adjustments for Dividends in Stock or Other Securities or Property. If while this Option, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Option exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Option shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Option, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Option on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available to it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section.

     (e) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Option a certificate setting forth, in reasonable detail, the event requiring the adjustment or readjustment, the amount of such adjustment or readjustment, the method by which such adjustment or readjustment was calculated, the Exercise Price at the time in effect, and the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Option. The Company shall upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate.

     (f) No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of this Option against impairment.

     (g) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to this Section, this Option shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

                  X =      Y*(A/B)
                  X        = the adjusted number of shares of Common Stock
                           issuable upon exercise of the Option by payment of
                           the adjusted Exercise Price.
                  Y        = the number of shares of Common Stock previously
                           issuable upon the exercise of the Option by payment
                           of the Exercise Price prior to adjustment.
                  A =      the Exercise Price prior to adjustment.
                  B =      the adjusted Exercise Price.

     (h) Anti-Dilution. The Holder shall receive against dilution in the event the capital stock of the Company is increased at any time. Excluding the issuance of shares to effect a merger or consolidation, the Company shall cause to be delivered to Holder additional options proportionately such that Holder's percentage of options, as determined by dividing the number of options shown on the face of this Option by the total issued and outstanding shares of and options to purchase the Company's common stock on the date shown on the face of this Option, remains the same before and after any such increase.


         IN WITNESS WHEREOF, the Company has caused this Option to be executed by its officers thereunto duly authorized as of the date first above written.


                                                  VERIDIUM CORPORATION



                                                  /s/ Kevin Kreisler
                                                      -----------------------
                                                      Kevin Kreisler
                                                      Chairman

                               NOTICE OF EXERCISE


To:      VERIDIUM CORPORATION

The undersigned hereby elects to purchase shares of Common Stock of VERIDIUM CORPORATION pursuant to the terms of the attached Option, and tenders herewith payment of the purchase price for such shares in full.

Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:



                                             -------------------------------
                                             (Name)


                                             -------------------------------
                                             (Name)


Please issue a new Option for the unexercised portion of the attached Option in the name of the undersigned or in such other name as is specified below:


                                             -------------------------------
                                             (Name)


                                             -------------------------------
                                             (Name)




----------------------
(Date)

                 NONQUALIFED OPTION TO PURCHASE COMMON STOCK OF
                              VERIDIUM CORPORATION

HOLDER:                             GARY SCHAEDEL
OPTION NO.:                         V033
NUMBER OF SHARES:                   250,000
EXERCISE PRICE:                     $0.05
GRANT DATE:                         DECEMBER 22, 2004



THIS OPTION HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR ANY OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.3,000,213Three Million and Two Hundred and ThirteenJanuary 1, 200110December 31, 2010.08EightCGT Management Corp.7 N. Equestrian Ct. Hauppauge, NY180

This certifies that, for value received, the above-named option holder, or registered assigns ("Holder") is entitled, subject to the terms set forth below, to purchase from VERIDIUM CORPORATION ("Company"), a Delaware corporation, the number of Shares of Common Stock of the Company as set forth above, as constituted on the date hereof (the "Option Grant Date"), upon surrender hereof, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth above. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The term "Option" as used herein shall include this Option and any options delivered in substitution or exchange therefor as provided herein.

Term of Option. Subject to the terms and conditions set forth herein, this Option shall be exercisable, in whole or in part, during a term of ten (10) years commencing on the Grant Date set forth above.

Exercise of Option.

     (a) Manner of Exercise. The purchase rights represented by this Option are exercisable by the Holder in whole or in part, at any time, or from time to time, during the term hereof as described above, by the surrender of this Option and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment (i) in cash or by check acceptable to the Company, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder, or (iii) by a combination of (i) and (ii), of the purchase price of the shares to be purchased.

     (b) Time of Exercise. This Option shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Option is exercised in part, the Company at its expense will execute and deliver a new Option of like tenor exercisable for the number of shares for which this Option may then be exercised.

     (c) Net Issue Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Option for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Option (or the portion thereof being cancelled) by surrender of this Option at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

          X =  Y(A-B)/A
          X = the number of shares of Common Stock to be issued to the Holder Y = the number of shares of Common Stock purchasable under the Option or, if only a portion of the Option is being exercised, the portion of the Option being canceled (at the date of such calculation)
          A =  the fair market value of one share of the Company's
               Common Stock (at the date of such calculation)
          B =  Exercise Price (as adjusted to the date of such calculation)

     (d) For purposes of the above calculation, fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that where there exists a public market for the Company's Common Stock at the time of such exercise, the fair market value per share shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-the-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the NASDAQ National Market System or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Eastern Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of fair market value.

No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Option. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

Replacement of Option. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Option and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Option, the Company at its expense shall execute and deliver, in lieu of this Option, a new Option of like tenor and amount.

Rights of Stockholders. Subject to the terms of this Option, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Option shall have been exercised as provided herein.

Reservation of Stock. The Company covenants that during the term this Option is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Option and, from time to time, will take all steps necessary to amend its Certificate of Incorporation (the "Certificate") to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Option. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Option, upon exercise of the rights represented by this Option and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Option shall constitute full authority to its officers and agents, including transfer agents, who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Option.

Notices of Certain Events.

     (a)  In Case

          (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Option) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

          (ii) of   any   capital    reorganization   of   the   Company,    any
               reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or of any voluntary dissolution, liquidation or

          (iii) winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Option) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 15 days prior to the date therein specified.

     (b) All such notices, advices and communications shall be deemed to have been received (i) when delivered personally, (ii) three business days after being mailed by first class mail, postage prepaid, or (iii) one business day after being sent by a reputable overnight delivery service, postage or delivery charges prepaid. Notices, advices and communications may also be given by facsimile and shall be effective on the date transmitted if confirmed within 24 hours thereafter by a signed original sent in the manner provided in the preceding sentence.

Amendments and Waivers. This Option and any term of this Option may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such amendment, change, waiver, discharge or termination is sought.No waivers of, or exceptions to, any term, condition or provision of this Option, in any one or more instances, shall be deemed to be, or construed as, further or continuing waiver of any such term, condition or provision.

Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

     (a) Merger, Sale of Assets, etc. If at any time while this Option, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Option, during the period specified herein and upon payment of the Exercise Price then in effect, receives the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Option would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Option had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section. The foregoing provisions of this Section shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Option. If the per-share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Option with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Option shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after the event upon exercise of this Option.

     (b) Reclassification, etc. If the Company, at any time while this Option, or any portion thereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Option exist into the same or a different number of securities of any other class or classes, this Option shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Option immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section.

     (c) Split, Subdivision or Combination of Shares. If the Company at any time while this Option, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Option exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

     (d) Adjustments for Dividends in Stock or Other Securities or Property. If while this Option, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Option exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Option shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Option, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Option on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available to it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section.

     (e) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Option a certificate setting forth, in reasonable detail, the event requiring the adjustment or readjustment, the amount of such adjustment or readjustment, the method by which such adjustment or readjustment was calculated, the Exercise Price at the time in effect, and the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Option. The Company shall upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate.

     (f) No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of this Option against impairment.

     (g) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to this Section, this Option shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

                  X =      Y*(A/B)
                  X        = the adjusted number of shares of Common Stock
                           issuable upon exercise of the Option by payment of
                           the adjusted Exercise Price.
                  Y        = the number of shares of Common Stock previously
                           issuable upon the exercise of the Option by payment
                           of the Exercise Price prior to adjustment.
                  A =      the Exercise Price prior to adjustment.
                  B =      the adjusted Exercise Price.

     (h) Anti-Dilution. The Holder shall receive against dilution in the event the capital stock of the Company is increased at any time. Excluding the issuance of shares to effect a merger or consolidation, the Company shall cause to be delivered to Holder additional options proportionately such that Holder's percentage of options, as determined by dividing the number of options shown on the face of this Option by the total issued and outstanding shares of and options to purchase the Company's common stock on the date shown on the face of this Option, remains the same before and after any such increase.


         IN WITNESS WHEREOF, the Company has caused this Option to be executed by its officers thereunto duly authorized as of the date first above written.



                                               VERIDIUM CORPORATION



                                               /s/ Kevin Kreisler
                                                   --------------------------
                                                   Kevin Kreisler
                                                   Chairman

                               NOTICE OF EXERCISE


To:      VERIDIUM CORPORATION

The undersigned hereby elects to purchase shares of Common Stock of VERIDIUM CORPORATION pursuant to the terms of the attached Option, and tenders herewith payment of the purchase price for such shares in full.

Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:



                                              ---------------------------------
                                                              (Name)


                                              ---------------------------------
                                                              (Name)


Please issue a new Option for the unexercised portion of the attached Option in the name of the undersigned or in such other name as is specified below:



                                               --------------------------------
                                                              (Name)



                                                -------------------------------
                                                              (Name)




 --------------------------------
(Date)

3,000,213Three  Million  and Two Hundred  and  ThirteenJanuary  1,
200110December   31,   2010.08EightCGT   Management  Corp.7  N.  Equestrian  Ct.
Hauppauge, NY180

                 NONQUALIFED OPTION TO PURCHASE COMMON STOCK OF
                              VERIDIUM CORPORATION

HOLDER:                             GARY SCHAEDEL
OPTION NO.:                         V033
NUMBER OF SHARES:                   250,000
EXERCISE PRICE:                     $0.05
GRANT DATE:                         DECEMBER 22, 2004



THIS OPTION HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR ANY OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

This certifies that, for value received, the above-named option holder, or registered assigns ("Holder") is entitled, subject to the terms set forth below, to purchase from VERIDIUM CORPORATION ("Company"), a Delaware corporation, the number of Shares of Common Stock of the Company as set forth above, as constituted on the date hereof (the "Option Grant Date"), upon surrender hereof, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth above. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The term "Option" as used herein shall include this Option and any options delivered in substitution or exchange therefor as provided herein.

Term of Option. Subject to the terms and conditions set forth herein, this Option shall be exercisable, in whole or in part, during a term of ten (10) years commencing on the Grant Date set forth above.

Exercise of Option.

     (a) Manner of Exercise. The purchase rights represented by this Option are exercisable by the Holder in whole or in part, at any time, or from time to time, during the term hereof as described above, by the surrender of this Option and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment (i) in cash or by check acceptable to the Company, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder, or (iii) by a combination of (i) and (ii), of the purchase price of the shares to be purchased.

     (b) Time of Exercise. This Option shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Option is exercised in part, the Company at its expense will execute and deliver a new Option of like tenor exercisable for the number of shares for which this Option may then be exercised.

     (c) Net Issue Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Option for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Option (or the portion thereof being cancelled) by surrender of this Option at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:





          X =      Y(A-B)/A
          X =      the number of shares of Common Stock to be
                   issued to the Holder
          Y =      the number of shares of Common Stock purchasable
                   under the Option or, if only a portion of the Option
                   is being exercised, the portion of the Option being
                   canceled (at the date of such calculation)
          A =      the fair market value of one share of the Company's
                   Common Stock (at the date of such calculation)
          B =      Exercise Price (as adjusted to the date of such calculation)

     (d) For purposes of the above calculation, fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that where there exists a public market for the Company's Common Stock at the time of such exercise, the fair market value per share shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-the-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the NASDAQ National Market System or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Eastern Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of fair market value.

No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Option. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

Replacement of Option. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Option and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Option, the Company at its expense shall execute and deliver, in lieu of this Option, a new Option of like tenor and amount.

Rights of Stockholders. Subject to the terms of this Option, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Option shall have been exercised as provided herein.

Reservation of Stock. The Company covenants that during the term this Option is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Option and, from time to time, will take all steps necessary to amend its Certificate of Incorporation (the "Certificate") to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Option. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Option, upon exercise of the rights represented by this Option and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Option shall constitute full authority to its officers and agents, including transfer agents, who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Option.

Notices of Certain Events.

     (a)  In Case

          (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Option) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

          (ii) of   any   capital    reorganization   of   the   Company,    any
               reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or of any voluntary dissolution, liquidation or

          (iii) winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Option) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 15 days prior to the date therein specified.

     (b) All such notices, advices and communications shall be deemed to have been received (i) when delivered personally, (ii) three business days after being mailed by first class mail, postage prepaid, or (iii) one business day after being sent by a reputable overnight delivery service, postage or delivery charges prepaid. Notices, advices and communications may also be given by facsimile and shall be effective on the date transmitted if confirmed within 24 hours thereafter by a signed original sent in the manner provided in the preceding sentence.

Amendments and Waivers. This Option and any term of this Option may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such amendment, change, waiver, discharge or termination is sought.No waivers of, or exceptions to, any term, condition or provision of this Option, in any one or more instances, shall be deemed to be, or construed as, further or continuing waiver of any such term, condition or provision.

Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

     (a) Merger, Sale of Assets, etc. If at any time while this Option, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Option, during the period specified herein and upon payment of the Exercise Price then in effect, receives the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Option would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Option had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section. The foregoing provisions of this Section shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Option. If the per-share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Option with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Option shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after the event upon exercise of this Option.

     (b) Reclassification, etc. If the Company, at any time while this Option, or any portion thereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Option exist into the same or a different number of securities of any other class or classes, this Option shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Option immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section.

     (c) Split, Subdivision or Combination of Shares. If the Company at any time while this Option, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Option exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

     (d) Adjustments for Dividends in Stock or Other Securities or Property. If while this Option, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Option exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Option shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Option, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Option on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available to it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section.

     (e) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Option a certificate setting forth, in reasonable detail, the event requiring the adjustment or readjustment, the amount of such adjustment or readjustment, the method by which such adjustment or readjustment was calculated, the Exercise Price at the time in effect, and the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Option. The Company shall upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate.

     (f) No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of this Option against impairment.

     (g) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to this Section, this Option shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

                  X =      Y*(A/B)
                  X        = the adjusted number of shares of Common Stock
                           issuable upon exercise of the Option by payment of
                           the adjusted Exercise Price.
                  Y        = the number of shares of Common Stock previously
                           issuable upon the exercise of the Option by payment
                           of the Exercise Price prior to adjustment.
                  A =      the Exercise Price prior to adjustment.
                  B =      the adjusted Exercise Price.

(h) Anti-Dilution. The Holder shall receive against dilution in the event the capital stock of the Company is increased at any time. Excluding the issuance of shares to effect a merger or consolidation, the Company shall cause to be delivered to Holder additional options proportionately such that Holder's percentage of options, as determined by dividing the number of options shown on the face of this Option by the total issued and outstanding shares of and options to purchase the Company's common stock on the date shown on the face of this Option, remains the same before and after any such increase.


         IN WITNESS WHEREOF, the Company has caused this Option to be executed by its officers thereunto duly authorized as of the date first above written.

                                             VERIDIUM CORPORATION



                                          /s/ Kevin Kreisler
                                              ---------------------------
                                              Kevin Kreisler
                                              Chairman

                               NOTICE OF EXERCISE


To:      VERIDIUM CORPORATION

The undersigned hereby elects to purchase shares of Common Stock of VERIDIUM CORPORATION pursuant to the terms of the attached Option, and tenders herewith payment of the purchase price for such shares in full.

Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:



                                               --------------------------------
                                                              (Name)


                                               --------------------------------
                                                              (Name)


Please issue a new Option for the unexercised portion of the attached Option in the name of the undersigned or in such other name as is specified below:



                                               --------------------------------
                                                              (Name)



                                               --------------------------------
                                                              (Name)



-----------------------
(Date)